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                                                               Exhibit 10.17


                         PURCHASE AND SALE AGREEMENT
                             FOR CERTAIN CLAIMS

1.    Sale of Claim and other Transferred Rights.

      Aehr Test Systems ("Seller"), its successors and assigns, in consideration of the amount (the "Purchase Price") set forth in that certain Purchase Price Letter, of even date herewith and incorporated herein by reference, does hereby sell, grant, convey, transfer and assign to APS Capital Corp., its successors and assigns ("Buyer") all of Seller's right, title and interest in and to the Transferred Rights, each as more specifically set forth below. The Transferred Rights transferred to Buyer hereunder include, without limitation or offset, (a) all of the Claims (as used in this Purchase and Sale Agreement for Certain Claims (this "Agreement"), the term "Claims" includes all "claims" as such term is defined in Section 101(5) of the Bankruptcy Code, 11 U.S.C. 101 et seq., herein referred to as the "Code") of Seller against Spansion LLC (the "Debtor") arising out of goods and services delivered to the Debtor, in the current aggregate outstanding principal amount of $7,116,665 (the "Purchase Amount"), described as the "Aehr Claim" in that certain Stipulation Between the Debtors, Aehr Test Systems and Aehr Test Systems Japan Ltd. To Compromise Claim No. 182 Filed By Aehr Test Systems, as approved by that certain Order Granting Debtor's Motion for Order Approving Stipulation Between the Debtors, Aehr Test Systems and Aehr Test Systems Japan Ltd. To Compromise Claim No. 182 Filed By Aehr Test Systems entered January 19, 2010 (the "Stipulation") and included in a Proof of Claim filed by Seller in proceedings for reorganization (the "Proceedings") in the United States Bankruptcy Court for the District of Delaware (the "Court"), jointly administered under In re Spansion Inc., et al., Chapter 11 Case No. 09- 10690 (KJC), assigned Claim No. 182 (the "Proof of Claim"); (b) all of Seller's right, title and interest in and to the Claims, including all agreements, instruments, invoices, purchase orders, proofs of delivery and other documents evidencing, or relating or referred to in, the Claims; (c) all of Seller's right to receive principal, interest, fees, expenses, damages, penalties and other amounts in respect of, or in connection with, any of the foregoing; (d) to the extent relating to the Claims, all cure amounts ("Cure Amount") owing to Seller pursuant to Section 365(b) of the Code (in the event a Cure Amount is owing to Seller, Seller shall direct the Debtors to pay such Cure Amount directly to Buyer), (e) all other claims, causes of action or other rights of any nature against the Debtor, its affiliates, any guarantor or other third party relating to or arising from the Claims and all related documents, together with voting and other rights, property and benefits; (f) all cash, securities, instruments and/or other property distributable, receivable or payable, from and after March 1, 2009 (the "Petition Date"), on account of, or exchanged in return for, any of the foregoing including, without limitation, all proceeds of the foregoing (such property referred to in this clause (f) is hereafter referred to as "Distributions"); (g) all of Seller's rights in respect of the Stipulation; and (h) subject to any transfer requirements in the Plan (defined below), all of Seller's rights in respect of the Rights Offering (as defined in the Second Amended Joint Plan of Reorganization Dated December 16, 2009, as amended (the "Plan")), including all rights to Subscription Shares (defined below) arising from the Rights Offering ((a)- (h) are together hereinafter referred to as the "Transferred Rights").

      The Transferred Rights shall in any event include those portions of the Proof of Claim arising from (a) cancellation charges for goods and services ordered by the Debtor prior to the


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Petition Date which were cancelled prior to delivery, in the amount of
$6,217,834, described as the "Cancellations Claim" in the Stipulation; (b) the balance owing by Debtor to Seller under invoices 120975, 121022, and 120990, in the amount of $1,225,331, described as the "Three Invoice Claim" in the Stipulation and (c) a credit given by Seller to Debtor in the amount of $326,500 relating to an overpayment made by Debtor prepetition, described as the "Credit" in the Stipulation.

      The Transferred Right shall not include those portions of the Proof of Claim arising from invoiced amounts due and owing under several transactions for good and services delivered to the Debtor, in the amount of $11,363,980.02, and the rights attendant thereto, previously transferred to Fulcrum Credit LLC and described as the "Transferred Claim" in the Stipulation and herein as the "Previously Transferred Claim".

      If the Proof of Claim amount differs from the Purchase Amount set forth above, Buyer shall nevertheless be deemed the owner of that Proof of Claim to the extent of the Transferred Rights, subject to the terms of this Agreement, and shall be entitled to identify itself as owner of such Proof of Claim to the extent of the Transferred Rights on the records of the Court. For the avoidance of doubt, the Claims shall include any and all general unsecured, reclamation, priority, or secured claims of Seller in the Proceedings, or any related case, other than those claims arising from the Previously Transferred Claim. This Agreement shall be deemed an absolute and unconditional sale of the Transferred Rights for the purpose of collection and satisfaction, and shall not be deemed to create a security interest. Seller and Buyer are also hereinafter referred to individually as a "Party" and collectively as the "Parties."

2.    Representations and Warranties.

      2.1      Seller's Representations.

      Seller represents and warrants that (a) the Operative Documents (as defined below) have been duly authorized, executed and delivered by Seller and Seller has the requisite power and authority to execute, deliver and perform them and the Operative Documents constitute the legal, valid and binding agreements of Seller, enforceable against Seller in accordance with their terms; (b) the execution, delivery or performance of the Operative Documents will not violate or contravene any law, rule, regulation, order or agreement affecting Seller or the Transferred Rights; (c) no consent, approval, filing or corporate, partnership or other action is required as a condition to, or otherwise in connection with, the execution, delivery and performance of the Operative Documents by Seller or, if such consent, approval, filing or corporate, partnership or other action is required, such requirement has been satisfied; (d) Seller (i) is a sophisticated entity with respect to the sale of the Transferred Rights, (ii) is an "accredited investor", as such term is defined in Rule 501 of the Securities Act of 1933, 15 U.S.C. Section 77a et seq., as amended, and the rules and regulations promulgated thereunder, (iii) has adequate information concerning the business and financial condition of the Debtor and the status of the Proceedings to make an informed decision regarding the sale of the Transferred Rights, (iv) has agreed to the Purchase Price based on its own independent investigation and credit determination without reliance upon Buyer except as expressly set forth herein, and based on such information as it has deemed appropriate, consulted with such advisors as it believes appropriate and made its own analysis and decision to enter into this Agreement; and (v) acknowledges that the consideration


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paid under this Agreement for the purchase of the Transferred Rights may differ both in kind and amount from any Distributions, and that Buyer has not given Seller any investment advice, credit information, or opinion on whether the sale of the Transferred Rights is prudent or advisable; (e) (i) the Claims arise from Seller's pre- petition liquidated, non- contingent, and undisputed claims against the Debtor as described in the Proof of Claim, and are fully enforceable under the Code and other applicable law, (ii) the Proof of Claim was duly and timely filed in the Proceedings, and accurately describes and accounts for the Claims and the Purchase Amount, (iii) the Claims are stipulated by the Debtor and allowed by the Court as allowed general unsecured prepetition claims in an amount $7,116,665.00, and (iv) Seller has complied in all material respects with the Stipulation, including without limitation by delivery of the Requested Waferpaks (as defined in the Stipulation) in accordance with the terms thereof; (f) the amount of the Claims is not less than the Purchase Amount; (g) (i) to the best of Seller's knowledge, the Proof of Claim has not been revoked, withdrawn, amended or modified in whole or in part and no rights thereunder have been waived and statements promulgated in such Proof of Claim are true and correct, and (ii) attached hereto as Exhibit A is a true, correct and complete copy of the Stipulation and the Stipulation has not been revoked, withdrawn, amended or modified in whole or in part and no rights thereunder have been waived and the statements promulgated in such Stipulation are true and correct; (h) to the best of Seller's knowledge, no objection to the Claims, the Stipulation or any other part of the Transferred Rights exists, or may otherwise be asserted by the Debtor or any other party; (i) the Transferred Rights are not subject to an event of Impairment (as defined below); (j) the Claims are not subject to any factoring agreement; (k) there are no offsets or defenses that have been asserted by or on behalf of the Debtor or any other party to reduce the amount of the Claims or to impair the value thereof; (l) there are no preference or avoidance actions, including pursuant to Sections 547, 548, 550 or 502(d) of the Code, pending or threatened against Seller or the Transferred Rights; (m) the Claims cannot be asserted, and will not be allowed, in the Proceedings against any other parent, subsidiary or affiliate of the Debtor; (n) Seller has not engaged in any acts, conduct or omissions or had any relationship with the Debtor that might result in Buyer receiving in respect of the Transferred Rights proportionately less payments or distributions or less favorable treatment (including timing of payments or distributions) than other holders of similarly situated claims against the Debtor in the Proceedings; (o) no payment or other distribution has been received by Seller, or by any third party on behalf of Seller, in full or partial satisfaction of, or in connection with the Transferred Rights; (p) Seller has not previously assigned, sold or pledged the Transferred Rights to any third party, in whole or in part; (q) Seller is the sole owner and has good legal and beneficial title to the Transferred Rights free of any and all liens, claims, security interests, participations or encumbrances of any kind or nature whatsoever (the "Encumbrances"); and Aehr Test Systems Japan Ltd. has never held and holds no legal or equitable interest in the Claim, and upon consummation of the transactions contemplated herein, Buyer will own and have good legal and beneficial title to the Claims, free and clear of all Encumbrances; (r) no creditors of Seller may assert an interest of any kind to the Claims nor any other Transferred Rights, nor may any such creditors file proofs of claim asserting such interest; (s) Seller is not and has never been an "insider" of the Debtor within the meaning of Section 101(31) of the Code, and is not a member of any official committee in the Proceedings; (t) Seller is not, has never been and as a result of this transaction will not be "insolvent" within the meaning of Section 1- 201(23) of the New York Uniform Commercial Code or within the meaning of Section 101(32) of the Code; (u) except as set forth in Schedule 1 attached hereto (the "Held Debtor Property"), Seller does not


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hold, and did not hold, as of the filing of the Proceedings, any property of or owe any funds or property to the Debtor; (v) Seller has engaged competent outside legal advisors to represent its interest and rights with regard to the transactions contemplated herein; (w) no proceedings are pending or threatened against Seller before any relevant governmental authority that will materially and adversely affect the Transferred Rights or any action taken by Seller hereunder; (x) Seller has provided Buyer with all material information in its possession, custody or control relating to the validity, extent and/or priority of the Claims; (y) no broker, finder, or other person acting under Seller's authority is entitled to any broker's commission or other fee in connection with the transactions contemplated by this Agreement for which Buyer could be responsible; and (z) the Transferred Rights are Class 5B Claims (as defined in the Plan) entitled to participation in the Rights Offering to the full extent of the $7,116,665 face amount of the Claims, and the Seller does not hold any other Class 5A, Class 5B or Class 5C Claims as of the Rights Offering Record Date (as defined in the Plan) except to the extent transferred with the Previously Transferred Claim.

      Seller agrees to indemnify, defend and hold Buyer and its officers, directors, employees, agents and controlling persons harmless from and against all losses, damages and liabilities, including reasonable attorneys fees and expenses, that result from (I) Seller's breach of any representation, warranty, covenant or agreement set forth in this Agreement;
(II) any obligation of Seller, Buyer or any entity to disgorge, in whole or in part, or otherwise reimburse (by setoff or otherwise) the Debtor or any other entity for any payments, property, setoffs or recoupments received, applied or effected by or for the account of Seller under or in connection with the Claims or otherwise from, against or on account of the Debtor;
(III) any act or omission by Seller in connection with or in any way relating to the Claims, including without limitation any non-performance of any Seller obligations under the Stipulation or any other contract with Debtor; (IV) the Fulcrum Joint Direction (as hereinafter defined); and (V) the Held Debtor Property.

      2.2      Buyer's Representations.  Buyer represents and warrants that,
(a) the Operative Documents (as defined below) have been duly authorized, executed and delivered by Buyer, as applicable, and Buyer has the requisite power and authority to execute, deliver and perform them; (b) the execution, delivery and performance of the Operative Documents will not violate or contravene any law, rule, regulation, order or agreement affecting Buyer; (c) no consent, approval, filing or corporate, partnership or other action is required as a condition to, or otherwise in connection with, the execution, delivery and performance of the Operative Documents by Buyer or, if such consent, approval, filing or corporate, partnership or other action is required, such requirement has been satisfied; (d) Buyer (i) is a sophisticated entity with respect to the sale of the Transferred Rights, (ii) has adequate information concerning the business and financial condition of the Debtor or any obligor and the status of the Proceedings to make an informed decision regarding the aforementioned sale, (iii) has agreed to the Purchase Price based on its own independent investigation and credit determination without reliance upon Seller (except with respect to the delivery of documents and information in Seller's possession, custody or control evidencing its representations contained herein regarding the validity, extent, and priority of the Claims), except as expressly set forth herein, and based on such information as it has deemed appropriate, consulted with such advisors as it believes appropriate and made its own analysis and decision to enter into this Agreement; and (iv) acknowledges that the consideration paid under this Agreement for the purchase of the Transferred Rights may differ


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both in kind and amount from any Distributions, and that Seller has not given it any investment advice, credit information, or opinion on whether the sale of the Transferred Rights is prudent or advisable.

      2.3 Excluded Information. Each Party is aware that the consideration conveyed hereby may differ from the amount ultimately distributed in the Proceedings with respect to the Transferred Rights and that such amount may not be absolutely determined until entry of a final order confirming a plan of liquidation/reorganization. Each Party acknowledges that, except as set forth in this Agreement, neither Party nor any agent or representative of that Party has made any representation whatsoever to the other Party regarding the status of the Proceedings, the condition of the Debtor (financial or otherwise), the condition of the Claims, or any other matter relating to the Proceedings, the Claims or the Debtor. Each Party acknowledges that, except as set forth in this Agreement:

          (a) the other Party currently may have, and later may come into the possession of, information on the Debtor, the Claims, or the status of the Proceedings that is not known to it and that may be material to a decision to buy or sell the Claims (the "Excluded Information");

          (b) it has not requested the Excluded Information, and has agreed to proceed with the purchase and sale of the Claims; and

          (c) the other Party shall have no liability to it, and it specifically waives and releases any Claims or causes of action that it might have against the other Party whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Excluded Information; provided, however, that Excluded Information shall not and does not affect the truth or accuracy of each Party's representations or warranties in this Agreement. The Parties represent to each other that they each have adequate information concerning the business and financial condition of the Debtor and the status of the Proceedings to make an informed decision regarding the sale of the Transferred Rights and that they each have independently and without reliance on the other Party, and based on such information as they have deemed appropriate (including information available from the files of the Court in the Proceedings), made their own analysis and decision to enter into this Agreement.

3.    Impairment and Disallowance.

      If, notwithstanding the Stipulation, (a) through no action or failure to act on the part of Buyer, all or any portion of the Claims becomes subject to any counterclaim, defense, claim, right of setoff, withholding (tax or otherwise), reduction, recoupment, avoidance, disallowance or subordination or is otherwise impaired in any way; (b) all or any portion of the Claims becomes affected by a preference or avoidance action, including pursuant to
Section 502(d) of the Code; (c) Buyer is not substituted for Seller to the extent of the Claim in the Proceedings, except to the extent otherwise provided under the Plan, (d) Seller has otherwise breached its representations, warranties, covenants or agreements hereunder, or (e) the Stipulation is objected to, withdrawn, vacated, amended, otherwise modified or not determined to be a Final Order (as


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defined below) (each, an "Impairment"), on demand (the "Demand") of Buyer,
Seller agrees to immediately repay such portion of the consideration paid by Buyer hereunder (including, for the avoidance of doubt, the Purchase Price and any Excess Payment (as defined below)) as shall be calculated by multiplying such consideration by a fraction, the numerator of which shall be the amount of the Claims which was so affected by the Impairment and the denominator of which shall be the Purchase Amount, together with interest on such amount at a rate of ten percent (10%) per annum, from the date of this Agreement to the date of such repayment by Seller to Buyer, provided however, that Seller shall not be obligated to repay any portion of the consideration paid by Buyer, nor shall Seller have any indemnification obligation to Buyer under Section 2.1 above, to the extent that any portion of the Claims become Impaired as a direct result of action taken by Seller at the written direction of the Buyer. Buyer's Demand hereunder shall not be deemed an election of remedies or any limitation on other rights that Buyer may have hereunder or under applicable law "Final Order" means an order of the Court which has not been reversed, stayed, modified, or amended and as to which (x) any appeal taken, petition for certiorari or motion for rehearing or reconsideration that has been filed has been finally determined or dismissed or, (y) the time to appeal, seek certiorari or move for reconsideration or rehearing has expired and no appeal, petition for certiorari or motion for reconsideration or rehearing has been timely filed.

4.    Additional Agreements.

      4.1.      Intentionally Omitted.

      4.2.      Proxy and Attorney- In- Fact.

            Seller hereby irrevocably appoints Buyer as its true and lawful attorney-in-fact and authorizes Buyer to act in Seller's name, place and stead, to demand, sue for, compromise and recover all such amounts as now are, or may hereafter become, due and payable for or on account of the Transferred Rights, including with respect to the Rights Offering, the Subscription Form and the Subscription Shares, but excluding any other rights Seller may have against Debtor to the extent unrelated to the Transferred Rights. Seller grants unto Buyer full authority to do all things Buyer deems necessary or desirable to enforce the Transferred Rights pursuant to this Agreement, including, for the avoidance of doubt, the right to amend, modify, compromise, settle or abandon the Claims, the Stipulation and the Proof of Claim(s) associated therewith, provided that any such action by Buyer shall not lead to any liability for Seller; provided further, however, that Buyer shall not have authority to agree to any release of liability of Debtor to Seller, other than with respect to the Transferred Rights, without Seller's consent. Seller agrees that the powers granted by this Section 4.2 are discretionary in nature and that Buyer may exercise or decline to exercise such powers at Buyer's sole option. Buyer shall have no obligation to take any action to assert, prove or defend the Claims' validity or amount in the Proceedings.

      4.3.      Further Actions; Cooperation.

            Seller agrees to take certain actions and cooperate in good faith with Buyer as follows: (a) At any time and from time to time on and after the Closing Date, at the request of Buyer, and without further consideration, Seller will execute, acknowledge and deliver all such other instruments of sale, transfer, conveyance, confirmation, transfer powers, corporate


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resolutions and consents, and take such other action as Buyer may reasonably deem necessary or desirable in order to effect the sale and transfer of the Transferred Rights and all interests therein to Buyer, free and clear of all liens, claims and encumbrances (including, without limitation, by obtaining, at Seller's cost, releases of any liens or security interests asserted in the Claims by any third party or parties), to cooperate with and assist Buyer in enforcing the Transferred Rights (including, without limitation, the provision of all such affidavits, testimony, instruments, invoices, liens, pleadings, transcripts, communications, agreements and other documents that evidence, or otherwise support the validity and enforceability of the Transferred Rights and the filing of one or more amendments to the Proofs of Claim) and otherwise to effectuate the purpose and intent of this Agreement.
(b) Seller agrees to forward to Buyer all documents, notices and communications, of any nature, received from the Debtor, the Court or any third party with respect to the Transferred Rights sold herein (including notice of any proposed payment or delivery of property in respect of the Claim or any modification of, objection to or other development with respect to the Stipulation) and to vote the Claims, and to take such other action with respect to the Transferred Rights in the Proceedings, as Buyer may from time to time request. Buyer or Subsequent Buyer (defined below) may file financing statements, continuation statements and amendments thereto (whether or not signed by Seller) that describe the Claim, and any such financing statement, continuation statement or amendment may be signed by Buyer or Subsequent Buyer on behalf of Seller and may be filed at any time in any applicable jurisdiction. Seller further agrees to execute the Notice to Account Debtor attached hereto as Exhibit B, to be delivered by Subsequent Buyer to Debtor.

      4.4.      Distributions.

Seller agrees that any distribution received by Seller from and after January 20, 2010 (the "Trade Date") on account of the Transferred Rights, whether in the form of cash, securities, instruments or any other property, shall constitute property of Buyer to which Buyer has an absolute right. Seller shall hold such property on behalf of and in trust for Buyer and will at its own expense, deliver to Buyer any such property in the same form received (free of any withholding, setoff, claim, or deduction of any kind), together with any endorsements or documents necessary to transfer such property to Buyer within two (2) business days of receipt in the case of cash (the "Cash Distribution") and five (5) business days in the case of securities, notes or other instruments, which are in good deliverable form. In the event Seller fails to deliver the Cash Distribution to Buyer within two (2) business days of Seller's receipt, Seller shall be obligated to pay Buyer interest on the Cash Distribution at a rate equal to the Prime Rate (calculated as an average for the period of default) plus eight percent (8%) per annum (the "Default Rate"), from the date of Seller's receipt to the date of Buyer's receipt thereof. Buyer in turn agrees that any distribution received by Buyer from and after the Trade Date on account of the Previously Transferred Claim, whether in the form of cash, securities, instruments or any other property, shall constitute property to which Seller does not have an interest. Buyer shall hold such property and will, upon receipt of a joint written direction and instructions (the "Fulcrum Joint Direction") executed by Seller and Fulcrum Credit , LLC (or its assignee, as applicable), deliver any such property to either Seller or Fulcrum Credit, LLC (or its assignee, as applicable), as directed, in the same form received (free of any withholding, setoff, claim, or deduction of any kind), together with any endorsements or documents necessary to transfer such property within two (2) business days of receipt in the


                                     7


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case of cash (the "Cash Distribution") and five (5) business days in the case of securities, notes or other instruments, which are in good deliverable form, all at Seller or Fulcrum Credit LLC's (or its assignee's, as applicable) expense. The Fulcrum Joint Direction shall, in form and substance satisfactory to the Buyer in Buyer's reasonable discretion, provide that Seller and Fulcrum Credit, LLC shall jointly and severally indemnify, defend and hold Buyer, its officers directors, employees, agents and controlling persons harmless from and against all losses, damages, claims, damages and liabilities, including reasonable attorney's fees, arising from or relating to the Fulcrum Joint Direction.


      4.5.      Claim Resolution.

            Seller covenants not to compromise or settle the Claims or the Transferred Rights, or change the Purchase Amount, without the prior written consent of Buyer. In performing any of its obligations under this Agreement, Seller hereby covenants to act reasonably at all times to maximize the amount of the Claims and to minimize the amount of time in which all components of the Claims and the Transferred Rights are quantified and paid.

5.    Rights Offering; Escrow.

            The parties acknowledge that, pursuant to the Plan, the holders of Class 5 A, Class 5B or Class 5C Claims as of the Rights Offering Record Date have the right to participate in the Rights Offering. In order to participate in the Rights Offering, such holder must complete those steps outlined in the Subscription Form for Class 5B Claims for Rights Offering and ancillary Subscription Agreement (together, the "Subscription Form").
Seller, as the holder of the Claim on the Rights Offering Record Date, is entitled to purchase 85,652 Rights Offering Shares (as defined in the Subscription Form) (the "Subscription Shares") for $722,046.36 (the "Subscription Price"). Seller hereby agrees to complete, execute and deliver to Subsequent Buyer on the Closing Date (i) a completed, fully executed Subscription Form (in the form attached hereto as Exhibit F) evidencing subscription for the Subscription Shares at the Subscription Price and designating Subsequent Buyer its recipient for the Subscription Shares, and
(ii) an Assignment Separate from Certificate in the form attached hereto as Exhibit C (the "Stock Power"). In the event Seller is not permitted to designate Subsequent Buyer its recipient for the Subscription Shares or Seller otherwise receives all or any portion of the Subscription Shares, promptly upon receipt of such Subscription Shares, and in any event within five (5) business days thereof, Seller shall deliver to Subsequent Buyer such Subscription Shares in the same form received (free of any withholding, setoff, claim, or deduction of any kind), together with any endorsements or documents necessary to evidence transfer to Subsequent Buyer, and such Subscription Shares shall be deemed transferred to Subsequent Buyer pursuant to the Stock Power. In the event that Seller is required to expend any funds, other than deminimis amounts, to transfer title to the Subscription Shares in accordance with federal and state securities laws and this Agreement, Buyer shall reimburse Seller for any such expenditures, provided such expenditures were incurred with the prior written consent of Buyer. Seller represents and warrants that Seller is not, and will not be after giving effect to any transfer of the Subscription Shares to Subsequent Buyer, an "affiliate" of the Debtor. Seller further represents and warrants that, upon receipt thereof, Seller shall hold such Subscription Shares in trust for and for the sole




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benefit of Subsequent Buyer, Seller shall have no equitable or beneficial interest in or to the Subscription Shares and Seller shall act at Subsequent Buyer's direction with respect thereto. Seller is authorized to and will transfer good and marketable title to the Subscription Shares to Subsequent Buyer, free and clear of any liens, security interests or encumbrances or other rights of third parties of any kind or nature whatsoever and not subject to any prior sale, transfer, assignment or participation by Seller or agreement to assign, convey, transfer or participate, in whole or in part.

            On the Funding Date (defined below), Subsequent Buyer shall deliver the Subscription Price (the "Escrow Funds") to JPMorgan Chase Bank, N.A. as Escrow Agent (the "Escrow Agent") pursuant to that certain Escrow Agreement by and among Seller, Subsequent Buyer and the Escrow Agent attached hereto as Exhibit D (the "Escrow Agreement"), to be held in accordance with the terms thereof and this Section 5. Upon Subsequent Buyer's receipt from Seller of a notice and acknowledgement in the form of Exhibit G attached hereto duly executed by Seller and Spansion, Inc. (or other form of notice and acknowledgment from Spansion, Inc. in form and substance satisfactory to Subsequent Buyer in its reasonable discretion), Subsequent Buyer and Seller shall promptly deliver a joint direction to the Escrow Agent directing the release of the Escrow Funds, without interest, to directly satisfy payment for the Subscription Shares. Upon any determination by Subsequent Buyer and Seller, in their reasonable discretion, that receipt of the Subscription Shares by either Subsequent Buyer directly or Seller, for delivery to or holding in trust for and for the sole benefit of Subsequent Buyer, is impossible and payment for the Subscription Shares no longer applicable, Subsequent Buyer and Seller shall promptly deliver a joint direction to the Escrow Agent directing the release of the Escrow Funds, with interest, to Subsequent Buyer. Seller acknowledges and agrees that, in any event, it has no interest in or entitlement to the Escrow Funds except to the extent it is required to pay the Subscription Price. In the event there is a delay in Seller's delivery and transfer of title to the Subscription Shares to Subsequent Buyer, despite Seller's best efforts, caused solely by a legal restriction which prohibits delivery and transfer of title of the Subscription Shares to Subsequent Buyer, Buyer shall hold Seller harmless with respect to any decrease in the value of the Subscription Shares caused solely by such delay.

6.    Survival; Subsequent Transfer.

      The terms of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by Buyer and its respective successors and assigns. Seller hereby acknowledges that Buyer may re-sell, assign, participate or otherwise transfer to a third person or entity (individually and collectively, "Transferee") the Claims in whole or in part, together with all right, title and interest of Buyer in and to this Agreement without the prior consent of or notice to Seller and to the extent of such re-sale, assignment, participation or transfer Buyer shall be relieved of its obligations hereunder. Seller further acknowledges and agrees that the sale, assignment, participation or any other transfer to the Transferee of Buyer's interest in the Claims, in whole or in part, will cause Buyer to forward and convey all papers, documents, agreements, instruments, invoices, purchase orders, proofs of delivery and other documents evidencing ("Upstream Due Diligence"), or relating or referring to, the Claims, the Transferred Rights and the transactions contemplated hereby. All representations, warranties, covenants and agreements contained herein shall survive the execution and delivery of this Agreement and any such re-sale, assignment, participation or other transfer thereof, and shall inure to the benefit of Buyer and its respective successors and assigns. Without limiting the generality of the foregoing, Seller acknowledges and agrees that on the Closing Date, immediately subsequent to the execution and delivery of this Agreement and consummation of the transactions contemplated hereby, Buyer is selling the Transferred Rights in their entirety (including all right, title and interest of Buyer in and to this Agreement) to CFIP Master Fund, Ltd. ("Subsequent Buyer") and all representations, warranties, covenants and agreements contained herein shall inure to the benefit of and be enforceable by Subsequent Buyer and its successors and assigns as fully as if Subsequent Buyer were an original Party hereto.

7.    CONFIDENTIALITY.

      THE PARTIES HEREBY COVENANT THAT THEY WILL MAINTAIN CONFIDENTIALITY OF THE TERMS OF THE PURCHASE PRICE LETTER, INCLUDING, BUT NOT LIMITED TO (A) THE PURCHASE PRICE, AND (B) THE PURCHASE RATE. NOTWITHSTANDING SUCH AGREEMENT, THE PARTIES ACKNOWLEDGE THAT SELLER MAY BE REQUIRED TO DISCLOSE THE AGGREGATE AMOUNT OF THE PURCHASE PRICE IN ITS PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAY BE REQUIRED TO PROVIDE SUCH INFORMATION IN RESPONSE TO QUESTIONS FROM INVESTORS AND ANALYSTS. UNLESS REQUIRED BY LAW, SECURITIES AND EXCHANGE COMMISSION REGULATIONS OR A COURT OF COMPETENT JURISDICTION, SELLER SHALL NOT DISCLOSE THE PURCHASE PRICE AND/OR THE PURCHASE RATES PAID FOR THE TRANSFERRED RIGHTS, AND SELLER SHALL PROVIDE BUYER WITH NOTICE PRIOR TO MAKING ANY DISCLOSURE UNDER THIS SECTION, INCLUDING THE CONTENT OF THE PROPOSED DISCLOSURE, THE REASONS THAT SUCH DISCLOSURE IS REQUIRED BY LAW, SECURITIES AND EXCHANGE COMMISSION REGULATIONS OR A COURT OF COMPETENT JURISDICTION, AND THE TIME AND PLACE THAT DISCLOSURE WILL BE MADE.

8.    Default.

      If either Party fails to make a payment or distribution to the other Party within the time period specified in this Agreement, the Party failing to make full payment of any amount when due shall, upon demand of the other Party, pay such due amount together with interest for each day from (and including) the date hereof, to (but excluding) the date when actually paid, at a rate equal to the Default Rate.

9.    Dispute Resolution.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law principles thereof. Each Party hereto irrevocably and unconditionally consents to the jurisdiction of the courts located in the State of New York and the Bankruptcy Court (as defined in the Plan) for any action to enforce, interpret or construe any provision of this Agreement, and also hereby irrevocably waives any defense of improper venue or forum non conveniens to any such action brought in those courts and waives any right to demand trial by jury.

10.    Purchase Price and Settlement.

       Payment by Buyer of the Purchase Price attributable to the sale of the Claims shall be made in accordance with the Purchase Price Letter on the same day (the "Funding Date") as the mutual execution (the "Closing Date") by both Seller and Buyer of this Agreement, the Purchase Price Letter and the applicable Exhibits hereto (together the "Operative Documents"), unless (i) such execution occurs after 11:00 a.m. Central Time, in which case the Funding Date shall be the next business day after the Closing Date, or (ii) an extension of the Funding Date is agreed to in writing by Seller. The Purchase Price shall be paid by wire transfer of immediately available funds and constitutes an amount equal to the product of (x) the Purchase Rate (as set forth in the Purchase Price Letter), and (y) the Purchase Amount. On the Funding Date, Buyer shall also fund the Escrow pursuant to the terms of
Section 5 above and the Escrow Agreement.

11.   Miscellaneous.

      11.1.      Evidence of Transfer.

            Seller hereby acknowledges and consents to all terms set forth in this Agreement and hereby waives its right to raise any objection thereto pursuant to Rule 3001(e) of the Federal Rules of Bankruptcy Procedure ("FRBP"), and consents to the substitution of Buyer for Seller in the Proceedings with respect to the Transferred Rights, but not the Previously Transferred Claim. Seller agrees that Buyer may file a notice of transfer with the Court pursuant to Section 3001(e) of the FRBP, including the Evidence of Transfer of Claim ("Evidence of Transfer"), substantially in the form attached hereto as Exhibit E and that Seller shall cooperate with Buyer in connection therewith. Seller grants Buyer the right to make any corrections to the Evidence of Transfer necessary or appropriate to effect the sale of the Claims and the Transferred Rights. Seller hereby waives any notice or hearing requirements imposed by Rule 3001 of the FRBP, and stipulates that an order may be entered recognizing this Agreement and the Evidence of Transfer as an unconditional transfer and sale, and the Buyer herein as the valid owner of the Transferred Rights.

      11.2.      Notices and Deliveries.  All demands, notices, consents, and
communications     hereunder shall be in writing and shall be deemed to have
been duly given when hand-delivered or duly deposited in the mails, by certified or registered mail, via electronic mail, or via overnight courier, receipt verified, to the address set forth herein, or such other address as may be furnished hereafter by notice in writing. If to the Buyer: APS Capital Corp., 1301 Capital of Texas Hwy, Suite A-131, Austin, Texas 78746, Tel:
(800) 825-6527: kruddy@aps-financial.com, Fax: (512) 314-4327. If to the
Seller: Aehr Test Systems Attn: Gary L. Larson 400 Kato Terrace Fremont, CA 94539; Tel: (510) 623-9400 x321; Fax: (510) 623-9686; email:
glarson@aehr.com.

      11.3. Entire Agreement. The Operative Documents, together with any exhibits hereto or thereto, constitute the entire agreement by the Parties hereto and supersede any other agreement, whether written or oral, that may have been made or entered into prior to the date hereof between Seller on the one hand and Buyer on the other hand with respect to the Claims. Each Party agrees and acknowledges that (a) except as expressly stated in this Agreement, each Party makes no representations or warranties, express or implied, with respect to the transactions contemplated herein or therein; and (b) Seller's sale of the Transferred Rights and other property, if any, to Buyer is irrevocable, and each Party shall have no recourse to the other except as specifically set forth in this Agreement.

      11.4. Amendments and Waivers. This Agreement may be amended, modified, superseded, or canceled, and any of the terms, representations, warranties or covenants hereof may be waived, only by written instrument executed by the Party against whom enforcement of such amendment is sought, or, in the case of a waiver, by the Party waiving compliance; provided, Subsequent Buyer must in any event consent to any such amendment.

      11.5. Limited Liability. Notwithstanding anything contained in this Agreement to the contrary, Seller agrees that, absent fraud or material misstatement, (a) no member, general or limited partner or officer or director of either Buyer or Subsequent Buyer shall be personally liable for any obligation or liability of Buyer or Subsequent Buyer, as applicable, under this Agreement, and (b) all obligations and liabilities of either Buyer or Subsequent Buyer under this Agreement are enforceable solely against Buyer or Subsequent Buyer, as applicable, and such Party's assets and not against any assets of any member, general or limited partner, or officer or director of such Party. BUYER DOES NOT ASSUME AND SHALL NOT BE RESPONSIBLE FOR ANY OBLIGATIONS OR LIABILITIES OF SELLER, INCLUDING DISABILITIES OF THE CLAIMS, RELATED TO, OR IN CONNECTION WITH, THE CLAIMS, THE TRANSFERRED RIGHTS OR THE PROCEEDINGS.

      11.6. Captions; Counterparts; Execution. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. All telecopied or telefaxed confirmations, and other transaction documents, and signatures thereto, shall be duplicate originals.

      11.7. Severability. If any provision hereof is found by an arbitrator(s) or a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction, such provision shall be ineffective as to such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision as to such jurisdiction to the extent it is not prohibited or unenforceable, nor invalidate such provision in any other jurisdiction, nor invalidate the other provisions hereof.

      11.8. Cooperation. Each Party hereto agrees to cooperate in good faith with reasonable requests by the other Party hereto in order to effectuate the intents and purposes of this Agreement.

                 [Remainder Of Page Left Intentionally Blank]

                           [Signature Page Follows]

              IN WITNESS WHEREOF, the Seller and the Buyer have caused this Agreement to be duly executed as of this 25 day of January, 2010.

                                      SELLER:

                                      AEHR TEST SYSTEMS

                                      By:  /s/ GARY L. LARSON
                                           -------------------------
                                      Name:  Gary L. Larson
                                            ------------------------
                                      Title:  VP, CFO
                                            ------------------------

                                      BUYER:

                                      APS Capital Corp.

                                      By:  /s/ JEFF SANDBERG
                                           -------------------------
                                      Name:  Jeff Sandberg
                                            ------------------------
                                      Title:  President
                                            ------------------------



                                      Acknowledged and Agreed:

                                      AEHR TEST SYSTEMS JAPAN LTD.

                                      By:  /s/ KUNIO SANO
                                           -------------------------
                                      Name:  KUNIO SANO
                                            ------------------------
                                      Title:  PRESIDENT
                                            ------------------------

                                 EXHIBIT A

                                STIPULATION

                               (See attached.)

                                 EXHIBIT B

                     FORM OF NOTICE TO ACCOUNT DEBTOR

                               (See attached.)

                           Notice to Account Debtor

                              January ___, 2010



VIA CERTIFIED MAIL/
RETURN RECEIPT REQUESTED

------------------------------
------------------------------
------------------------------


            Re:    Aehr Test Systems ("Seller")

Dear Sir or Madam:

            As of the date hereof, Assignor has directly or indirectly (i) assigned to CFIP Master Fund, Ltd., its successors and assigns ("Buyer") all right, title and interest in, to and under those claims in the amount of $7,116,665 described as the "Aehr Claims" in the Stipulation Between the Debtors, Aehr Test Systems and Aehr Test Systems Japan Ltd. To Compromise Claim No. 182 Filed By Aehr Test Systems, as approved by that certain Order Granting Debtor's Motion for Order Approving Stipulation Between the Debtors, Aehr Test Systems and Aehr Test Systems Japan Ltd. To Compromise Claim No. 182 Filed By Aehr Test Systems entered January 19, 2010 (the "Claim") and has agreed to notify you that you should make any payments with respect to the Claim directly to Buyer.

ACCORDINGLY, YOU ARE HEREBY NOTIFIED TO MAKE ANY AND ALL PAYMENTS AND OTHER DISTRIBUTIONS ON ACCOUNT OF THE CLAIM THAT YOU NOW OR MAY HEREAFTER OWE TO SELLER DIRECTLY TO BUYER BY WIRE TRANSFER TO THE ACCOUNT SET FORTH BELOW.

            Any payments you make to Seller after your receipt of this Notice may not satisfy your obligations. The Claim shall not be subject to any setoff, counterclaim or deduction, if any, arising from any after the assignment to Buyer. Payments and other distributions may be made only to Buyer. This Notice shall be effective until further written notice to you from Buyer.

If you have any questions concerning this matter, please call ______ at ___/___-____.


                                     SELLER:

                                     AEHR TEST SYSTEMS

                                     By:  /s/ GARY L. LARSON
                                          --------------------------
                                     Name:  Gary L. Larson
                                           -------------------------
                                     Title:  VP, CFO
                                           -------------------------

                                     BUYER:

                                     CFIP MASTER FUND,LTD.
                                     By  Chicago Fundamental Investment
                                         Partners, LLC.

                                     By:
                                           -------------------------
                                     Name:
                                            ------------------------
                                     Title:
                                            ------------------------


                                     WIRE INSTRUCTIONS:

                                     Bank Name:
                                                ----------------------
                                     ABA No:
                                             -------------------------
                                     Acct:
                                           ---------------------------
                                     Acct No:
                                              ------------------------
                                     Ref:[Spansion Inc. - Aehr Test Systems]

                                  EXHIBIT C

                           FORM OF BLANK STOCK POWER

                               (See attached.)

                   ASSIGNMENT SEPARATE FROM CERTIFICATE

            FOR VALUE RECEIVED, Aehr Test Systems hereby sells, assigns, transfers and conveys unto CFIP Master Fund, Ltd. __________ shares of Common Stock, par value $______ per share, of Spansion, Inc., standing in its name on the books of said corporation and represented by Certificate
No(s). _____________________________ herewith and does hereby irrevocably direct transfer of said stock on the books of said corporation.

            Dated:  __________________, 2010



                                     By:  /s/ GARY L. LARSON
                                          --------------------------
                                     Name:  Gary L. Larson
                                           -------------------------
                                     Title:  VP, CFO
                                           -------------------------

                                 EXHIBIT D

                          FORM OF ESCROW AGREEMENT

                               (See attached.)

                             ESCROW AGREEMENT


            THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time pursuant hereto, this "Escrow Agreement") is made and entered into as of January __, 2010, by and among CFIP Master Fund, Ltd. ("Party A"), Aehr Test Systems ("Party B", and together with Party A, sometimes referred to individually as "Party" or collectively as the "Parties"), and JPMorgan Chase Bank, National Association (the "Escrow Agent").

WHEREAS, the Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment. The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. Fund. Party A agrees to deposit with the Escrow Agent the sum of $722,054.00 (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Fund") as directed in Section 3.

3. Investment of Fund. During the term of this Escrow Agreement, the Fund shall be invested in a JPMorgan Chase Bank, N.A. money market deposit account ("MMDA") or a successor or similar investment offered by the Escrow Agent, unless otherwise instructed in writing by the Parties and as shall be acceptable to the Escrow Agent. The rate of return on an MMDA varies from time to time based upon market conditions. Written investment instructions, if any, shall specify the type and identity of the investments to be purchased and/or sold. The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging an agency fee in connection with each transaction. The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein. The Escrow Agent shall not have any liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this Escrow Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement.

4. Disposition and Termination. Upon the terms and subject to the conditions set forth in the Underlying Agreement, upon determination between the Parties as to entitlement to the Escrow Deposit, Party A and Party B agree to deliver a Joint Direction to the Escrow Agent directing the Escrow Agent to disburse to either Party A or Party B the Escrow Deposit and to disburse to Party A the amount of the Fund in excess of the Escrow Deposit. In the event conflicting demands are made upon the Escrow Agent, the Escrow Agent may withhold performance until such time as said conflicting demands shall have been withdrawn, the Parties shall have delivered to the Escrow Agent a Joint Direction or the rights of the Parties shall have been settled by court adjudication, arbitration, final order or otherwise. A "Joint Direction" means a joint written direction executed by an authorized representive of Party A as set forth on Schedule 1 and an authorized representative of Party B as set forth on Schedule 1. Upon delivery of the Fund by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Sections 7 and 8 which shall survive such termination.

5. Escrow Agent. (a) The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to


Form Basic Three Party Escrow Agreement   1     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com
comply with, the terms and conditions of any other agreement, instrument or document between the Parties, in connection herewith, if any, including without limitation the Purchase and Sale Agreement for Certain Claims by and between Party B and APS Capital Corp. dated as of the date hereof (the "Underlying Agreement"), nor shall the Escrow Agent be required to determine if any person or entity has complied with any such agreements, nor shall any additional obligations of the Escrow Agent be inferred from the terms of such agreements, even though reference thereto may be made in this Escrow Agreement. In the event of any conflict between the terms and provisions of this Escrow Agreement, those of the Underlying Agreement, any schedule or exhibit attached to the Escrow Agreement, or any other agreement among the Parties, with respect to the Escrow Agent, the terms and conditions of this Escrow Agreement shall control. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Party or Parties without inquiry and without requiring substantiating evidence of any kind. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder.

(b) The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to either Party. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through attorneys, and shall be liable only for its gross negligence or willful misconduct (as finally adjudicated in a court of competent jurisdiction) in the selection of any such attorney. The Escrow Agent may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with, or in reliance upon, the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be given a direction in writing by the Parties which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent or by a final and non-appealable order or judgment of a court of competent jurisdiction. The Parties agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. Succession. (a) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. Escrow Agent's sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate, subject to the provisions of Sections 7 and 8 hereunder. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.

(b) Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.


Form Basic Three Party Escrow Agreement   2     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com

7.      Compensation and Reimbursement.   Party A and Party B agree to (a)
pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in
Schedule 2 attached hereto, and (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including, without limitation reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, negotiation, execution, performance, delivery, modification and termination of this Escrow Agreement.

8. Indemnity. The Parties shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its affiliates and their respective successors, assigns, directors, officers, managers, attorneys, accountants, experts, agents and employees (the "indemnitees") from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including, without limitation, the fees and expenses of outside counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively "Losses") arising out of or in connection with
(a) the Escrow Agent's execution and performance of this Escrow Agreement, tax reporting or withholding, the enforcement of any rights or remedies under or in connection with this Escrow Agreement, or as may arise by reason of any act, omission or error of the indemnitee, except in the case of any indemnitee to the extent that such Losses are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the gross negligence or willful misconduct of such indemnitee, or (b) its following any instructions or other directions, whether joint or singular, from the Parties, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Fund for the payment of any claim for indemnification, fees, expenses and amounts due hereunder. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Fund for its own account or for the account of an indemnitee any amounts due to the Escrow Agent or to an indemnitee under this Section 8. The obligations contained in this Section 8 shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent.

9.      Patriot Act Disclosure/Taxpayer Identification Numbers/Tax Reporting.

(a) Patriot Act Disclosure. Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires the Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, the Parties acknowledge that
Section 326 of the USA PATRIOT Act and the Escrow Agent's identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the Parties identity including without limitation name, address and organizational documents ("identifying information"). The Parties agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

(b) Taxpayer Identification Numbers ("TIN")

The Parties have provided the Escrow Agent with their respective fully executed Internal Revenue Service ("IRS") Form W-8, or W-9 and/or other required documentation. The Parties each represent that its correct TIN assigned by the IRS, or any other taxing authority, is set forth in the delivered forms.




Form Basic Three Party Escrow Agreement   3     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com

(c) Tax Reporting

All interest or other income earned under the Escrow Agreement shall be allocated to Party A and reported, as and to the extent required by law, by the Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by Party A whether or not said income has been distributed during such year. Any other tax returns required to be filed will be prepared and filed by Party A and/or Party B with the IRS and any other taxing authority as required by law. The Parties acknowledge and agree that Escrow Agent shall have no responsibility for the preparation and/or filing of any income, franchise or any other tax return with respect to the Fund or any income earned by the Escrow Deposit. The Parties further acknowledge and agree that any taxes payable from the income earned on the investment of any sums held in the Escrow Deposit shall be paid by Party A. In the absence of written direction from the Parties, all proceeds of the Fund shall be retained in the Fund and reinvested from time to time by the Escrow Agent as provided in this Agreement. Escrow Agent shall withhold any taxes it deems appropriate, including but not limited to required withholding in the absence of proper tax documentation, and shall remit such taxes to the appropriate authorities.

10. Notices. All communications hereunder shall be in writing and shall be deemed to be duly given and received:


    (a) upon delivery, if delivered personally, or upon confirmed transmittal, if by facsimile;
    (b) on the next Business Day (as hereinafter defined) if sent by overnight courier; or
    (c) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.


If to Party A            CFIP Master Fund, Ltd.
                         71 South Wacker Drive, Chicago, Illinois 60606
                         Attention:  Brad Couri and Sean Haas
                         Tel No.: (312) 416-4040
                         Fax No.: (312) 416-4301


If to Party B            Aehr Test Systems
                         400 Kato Terrace
                         Fremont, CA 94539
                         Attention:  Gary L. Larson
                         Tel No.: (510) 623-9400 v. 321
                         Fax No.: (510) 623-9686

If to the Escrow Agent   JPMorgan Chase Bank, N.A.
                         420 W. Van Buren, Mail Code IL1-0113
                         Chicago, IL 60606
                         Attention:  Rory Nowakowski
                         Fax No.: (312) 954-0430

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (a), (b) and (c) of this Section 10, such communications shall be deemed to have been given on the date received by an officer of the Escrow Agent or any employee of the Escrow Agent who reports directly to any such officer at the above-referenced office. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.



Form Basic Three Party Escrow Agreement   4     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com

11. Security Procedures. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 1 hereto ("Schedule 1"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. Each funds transfer instruction shall be executed by an authorized signatory, a list of such authorized signatories is set forth on Schedule 1. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 1, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of Party A or Party B's executive officers, ("Executive Officers"), as the case may be, which shall include (i) in the case of Party A, a Portfolio Manager, Managing Principal, the Chief Financial Officer or G.C. of Chicago Fundamental Investment Partners LLC (Party A's Investment Manager), and in the case of Party B, the titles of CEO, President and Vice President, as the Escrow Agent may select. Such "Executive Officer" shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Party A or Party B to identify (a) the beneficiary, (b) the beneficiary's bank, or (c) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The Parties acknowledge that these security procedures are commercially reasonable.

12. Compliance with Court Orders. In the event that any escrow property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, entity, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

13. Miscellaneous. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Escrow Agent and the Parties. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party, except as provided in Section 6, without the prior consent of the Escrow Agent and the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of Illinois. Each Party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of Illinois. The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Escrow Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement. The parties represent, warrant and covenant that each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations. Where, however, the conflicting provisions of any such applicable law may be waived, they are hereby irrevocably waived by the parties hereto to the fullest extent permitted by law, to the end


Form Basic Three Party Escrow Agreement   5     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com
that this Escrow Agreement shall be enforced as written. Except as expressly provided in Section 8 above, nothing in this Escrow Agreement, whether express or implied, shall be construed to give to any person or entity other than the Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of this Escrow Agreement or any funds escrowed hereunder.





Form Basic Three Party Escrow Agreement   6     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

CFIP MASTER FUND, LTD.

By: Chicago Fundamental Investment Partners, LLC,
    Its Investment Manager

By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------


AEHR TEST SYSTEMS

By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------


JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

as Escrow Agent

By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------












Form Basic Three Party Escrow Agreement   7     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com

                                 SCHEDULE 1


                Telephone Number(s) and authorized signature(s) for
             Person(s) Designated to Give Funds Transfer Instructions

If to Party A:  [SEE ATTACHED]

          Name                Telephone Number       Signature

1.
     --------------------     ------------------     --------------------
2.
     --------------------     ------------------     --------------------
3.
     --------------------     ------------------     --------------------

If to Party B:

          Name                Telephone Number       Signature

1.
     --------------------     ------------------     --------------------
2.
     --------------------     ------------------     --------------------
3.
     --------------------     ------------------     --------------------


                   Telephone Number(s) for Call-Backs and
              Person(s) Designated to Confirm Funds Transfer Instructions

If to Party A:

          Name                Telephone Number

1.
     --------------------     ------------------
2.
     --------------------     ------------------
3.
     --------------------     ------------------


If to Party B:

          Name                Telephone Number

1.
     --------------------     ------------------
2.
     --------------------     ------------------
3.
     --------------------     ------------------


All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer and must not be the same person confirming said transfer.


Form Basic Three Party Escrow Agreement   8     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com

[LOGO]JPMorgan


                                 Schedule 2
                        Escrow Agent's Compensation:

      New Account Acceptance Fee . .. . . . . . . . . $TBD
      One-time fee payable upon Account Opening

      A New Account Acceptance Fee will be charged for the Bank's review of the Escrow Agreement along with any related account documentation.

      Annual Administrative Fee . . . . . . . . . . . $2,500
      Payable upon Account Opening and in Advance of each year of service as Escrow Agent

      The Annual Administrative Fee will cover the Bank's standard Escrow services including, but not limited to, account setup, safekeeping of assets, investment of funds, collection of income and other receipts, preparation of statements comprising account activity and asset listing, and distribution of assets in accordance with the specific terms of the Escrow Agreement. These fees cover a full year, or any part thereof, and thus are not prorated in the year of termination. The account will be invoiced in the month in which the account is opened and annually thereafter. Payment of the invoice is due 30 days following receipt.

Out-of-Pocket Expenses:

Any reasonable out-of-pocket expenses including attorney's fees will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at cost.

Modification of Fees:

Circumstances may arise necessitating a change in the foregoing fee schedule. The Bank will maintain the fees at a level that is fair and reasonable in relation to the responsibilities assumed and the duties performed.

Disclosure & Assumptions:

    The fees quoted in this schedule assume that the escrow deposit will be continuously invested in the JPMorgan Chase Bank Money Market Account.

    Disbursements, receipts, investments or tax reporting exceeding 25 items per year may be treated as extraordinary services thereby incurring additional charges.

    U.S. law permits the parties to make up to six (6) pre-authorized withdrawals from an MMDA per calendar month or statement cycle or similar period. If the MMDA can be accessed by checks, drafts, bills of exchange, notes and other financial instruments ("Items"), then no more than three (3) of these six (6) transfers may be made by an Item. The Escrow Agent is required by U.S. law to reserve the right to require at least seven (7) days notice prior to a withdrawal from an MMDA. The Escrow Agent does not presently exercise this right.







Form Basic Three Party Escrow Agreement   9     Kevin M Ryan (312) 954-0078
May 2008                                         kevin.m.ryan@jpmorgan.com

                                 EXHIBIT E

                           EVIDENCE OF TRANSFER

                               (See attached.)

                       EVIDENCE OF TRANSFER OF CLAIM

            Aehr Test Systems, with an address at 400 Kato Terrace, Fremont, CA 94539 ("Seller") transfers unto APS Capital Corp., its successors and assigns ("Buyer"), pursuant to the terms of that certain Purchase and Sale Agreement for Certain Claims1, of even date herewith (the "Agreement"), all of its right, title and interest in and to those claims in the amount of $7,116,665 represented by Claim No. 182 described as the "Aehr Claims" in the Stipulation Between the Debtors, Aehr Test Systems and Aehr Test Systems Japan Ltd. To Compromise Claim No. 182 Filed By Aehr Test Systems, as approved by that certain Order Granting Debtor's Motion for Order Approving Stipulation Between the Debtors, Aehr Test Systems and Aehr Test Systems Japan Ltd. To Compromise Claim No. 182 Filed By Aehr Test Systems entered January 19, 2010 (the "Stipulation"), against Spansion LLC and its affiliates, subsidiaries and/or assigns (the "Debtor"), in proceedings for reorganization (the "Proceedings") in the United States Bankruptcy Court for the District of Delaware ("Court"), which cases are administered under In re Spansion Inc., et al., Chapter 11 Case No. 09- 10690 (KJC).

            Seller hereby waives to the fullest extent permitted by law any right to a hearing as may be imposed by Rule 3001 of the Federal Rules of Bankruptcy Procedure, the Bankruptcy Code, applicable local bankruptcy rules or applicable law. Seller acknowledges and understands, and hereby stipulates, that an order of the Bankruptcy Court may be entered without further notice to Seller transferring to Buyer the foregoing Claims and recognizing the Buyer as the sole owner and holder of the Claims. Seller further directs the Debtor, the Bankruptcy Court and all other interested parties that all further notices relating to the Claims, and all payments or distributions of money or property in respect of the Claims, shall be delivered or made to the Buyer.










________________________________
1 Capitalized terms not otherwise defined herein, have those meaning ascribed to such terms in the Agreement.

            IN WITNESS WHEREOF, the Seller and the Buyer have caused this Evidence of Transfer to be duly executed as of January 25, 2010.


                                      SELLER:

                                      AEHR TEST SYSTEMS

                                      By:  /s/ GARY L. LARSON
                                           -------------------------
                                      Name:  Gary L. Larson
                                            ------------------------
                                      Title:  VP, CFO
                                            ------------------------

                                      BUYER:

                                      APS Capital Corp.

                                      By:  /s/ JEFF SANDBERG
                                           -------------------------
                                      Name:  Jeff Sandberg
                                            ------------------------
                                      Title:  President
                                            ------------------------

                                  EXHIBIT F
                       FORM OF SUBSCRIPTION AGREEMENT

                                (See attached.)

                                   EXHIBIT G
                           FORM OF ACKNOWLEDGMENT

                                 (See attached.)

                                   Schedule 1

                            HELD DEBTOR PROPERTY

                                 (See attached.)